SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                November 28, 2005
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                               Bucs Financial Corp
                ------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


         Maryland                       000-32437             52-2265986
---------------------------           --------------      ----------------------
(State or other jurisdiction            (File No.)        (IRS Employer
 of incorporation)                                        Identification Number)


10455 Mill Run Circle, Owings Mills, Maryland                   21117
----------------------------------------------              ------------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:   (410) 998-5304
                                                   --------------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written  communications  pursuant to Rule 425 under the  Securities Act
|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                               BUCS FINANCIAL CORP

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 8.01         Other Events
------------------------------

         On November 28, 2005, the Registrant's Board of Directors declared a 10% stock dividend. A copy of the press release announcing the declaration of the stock dividend is furnished with this Form 8-K as exhibit 99.


Item 9.01         Financial Statements and Exhibits
---------------------------------------------------


     Exhibit
     Number                      Description
     ------                      -----------

       99       Press Release dated November 29, 2005

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  BUCS FINANCIAL CORP



Date: November 29, 2005           By:  /s/Matthew J. Ford
                                       -----------------------------------------
                                       Matthew J. Ford
                                       Senior Vice President and Chief Financial
                                       Officer